                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant    [ X ]

Filed by a party other than the registrant  [ _ ]

Check the appropriate box:

[ X ]    Preliminary proxy statement

[ _ ]    Definitive proxy statement

[ _ ]    Definitive additional materials

[ _ ]    Soliciting material pursuant to Rule 14a-11 or Rule 14a-12

                              GENIUS PRODUCTS, INC.
         -------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                      N/A
--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (check the appropriate box):

[ X ]  No fee required

[ _ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) or 0-11.

 (1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------

 (2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------

 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------

(4)    Proposed aggregate value of transaction:

--------------------------------------------------------------------

(5)    Total fee paid:

--------------------------------------------------------------------

[ _ ]  Fee paid previously with preliminary materials.

[ _ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and date of filing.

(1)    Amount previously paid:

--------------------------------------------------------------------

(2)    Form, schedule or Registration Statement No.:

--------------------------------------------------------------------

(3)    Filing party:

--------------------------------------------------------------------

(4)    Date filed:

--------------------------------------------------------------------

                              GENIUS PRODUCTS, INC.

                           11250 El Camino Real, #100
                           San Diego, California 92130
                                 (858) 793-8840
                              ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 27, 2001

         The Annual Meeting of the Shareholders of Genius Products, Inc. (the "Company") will be held at our offices at 11250 El Camino Real, Suite 100, San Diego, California, at 8:00 a.m. local time on Friday, July 27, 2001, for the following purposes:

         1. To elect a board of three Directors.

         2. To approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 6,250,000 to 25,000,000 shares.

         3. To ratify the Company's 1997 Stock Option Plan.

         4 To ratify the Company's 2000 Stock Option Plan.

         5. To ratify the appointment of Cacciamatta Accountancy Corporation as the Company's independent auditors for the fiscal year ended December 31, 2001.

         6. To transact such other business as may properly be brought before the meeting or any adjournments thereof.

         Only shareholders of record at the close of business on May 29, 2001, are entitled to notice of, and to vote at, the meeting and any adjournments thereof.

         ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.

         WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO FILL IN THE ENCLOSED PROXY AND TO SIGN AND FORWARD IT IN THE ENCLOSED BUSINESS REPLY ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. ANY SHAREHOLDER WHO SIGNS AND SENDS IN A PROXY MAY REVOKE IT BY EXECUTING A NEW PROXY WITH A LATER DATE, BY WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY AT ANY TIME BEFORE IT IS VOTED, OR BY ATTENDANCE AT THE MEETING AND VOTING IN PERSON.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES OF STOCK THAT YOU HOLD. YOUR COOPERATION IN PROMPTLY RETURNING YOUR PROXY WILL HELP LIMIT EXPENSES INCIDENT TO PROXY SOLICITATION.

                                       By Order of the Board of Directors

                                       /s/ Klaus Moeller
                                       ----------------------------------------
San Diego, California                  Klaus Moeller, Chairman of the Board and
June 25, 2001                          Chief Executive Officer

                              GENIUS PRODUCTS, INC.
                           11250 El Camino Real, #100
                           San Diego, California 92130
                                 (858) 793-8840
                              --------------------

                                 PROXY STATEMENT
                              --------------------

SOLICITATION OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Genius Products, Inc., a Nevada corporation (the "Company") for use at the Annual Meeting of Shareholders to be held at our offices at 11250 El Camino Real, Suite 100, San Diego, California, at 8:00 a.m. local time on Friday, July 27, 2001, and at any and all adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. In addition to solicitation by use of the mail, certain of the Company's officers and employees may, without receiving additional compensation therefore, solicit the return of proxies by telephone, telegram or personal interview. The Company has requested that brokerage houses and custodians, nominees and fiduciaries forward soliciting materials to their principals, the beneficial owners of Common Stock, and has agreed to reimburse them for reasonable out-of-pocket expenses in connection therewith.

REVOCATION OF PROXIES

         All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and expressing a desire to vote his or her shares in person.

RECORD DATE AND VOTING

         The close of business on May 29, 2001, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment of the Annual Meeting. As of the record date, the Company had outstanding 4,602,850 shares of Common Stock, par value $.001 per share.

         Each shareholder of record is entitled to one vote for each share held on all matters to come before the meeting, except that shareholders may have cumulative voting rights with respect to the election of Directors. All proxies which are returned will be counted by the Inspector of Elections in determining the presence of a quorum and on each issue to be voted on for which a vote was cast. An abstention from voting or a broker non-vote will not be counted in the voting process.

         The proxy process does not permit shareholders to cumulate votes. No shareholder may cumulate votes unless the candidate or candidates' names for which such votes are to be cast have been placed in nomination prior to voting and a shareholder has given notice of the shareholder's intention to cumulate the shareholder's votes at the meeting and prior to the voting. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Shareholders who have completed the enclosed proxy, and who do not revoke such proxy before voting occurs, grant the proxy holders discretionary authority to cumulate the shareholder's votes for directors if cumulative voting occurs. Management does not, at this time, intend to give notice of cumulative voting or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is given in proper format at the meeting, in which instance management intends to cumulatively vote all of the proxies held by it in favor of the nominees for office as set forth herein. In the event cumulative voting shall be utilized, each shareholder may cast a number of votes equal to the number of directors to be elected multiplied by the number of shares held in such shareholder's name as of the record date. All of these votes may be cast for one nominee, or they may be distributed among as many nominees as the shareholder sees fit. The candidates receiving the highest number of votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, are elected.

         Shareholders may revoke any proxy before it is voted by attendance at the meeting and voting in person, by executing a new proxy with a later date, or by giving written notice of revocation to the Secretary of the Company.

         The shares represented by proxies which are returned properly signed will be voted in accordance with the shareholders' directions. If the proxy card is signed and returned without direction as to how they are to be voted, the shares will be voted as recommended by the Board of Directors.

MAILING OF PROXY STATEMENT AND PROXY CARD

         The Company's Annual Report for 2000 is enclosed for your convenience but is not to be considered part of the solicitation material. The Company will pay the cost for preparing, printing, assembling and mailing this Proxy Statement and the Proxy Card and all of the costs of the solicitation of the proxies.

         The Company's principal executive offices are located at 11250 El Camino Real, #100, San Diego, California 92130. This Proxy Statement and the accompanying Proxy Card is first being mailed to shareholders on or about June 25, 2001.

                                   PROPOSAL 1
                            ELECTION OF THE DIRECTORS

         In accordance with the Articles of Incorporation and Bylaws of the Company, the Board of Directors consists of not less than two nor more than seven members, the exact number to be determined by the Board of Directors. At each annual meeting of the shareholders of the Company, directors are elected for a one-year term, or until their successors are elected or appointed. The Board of Directors is currently set at two members. The Board of Directors proposes the election of the nominees named below.

         Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees named below, unless authority is withheld. If any such person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present Board of Directors to fill such vacancy. The Board of Directors has no reason to believe that any such nominee will be unwilling or unable to serve if elected a director.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
            VOTE FOR THE ELECTION OF THE DIRECTORS NOMINATED HEREIN.

         The Board of Directors proposes the election of the following nominees as members of the Board of Directors:

         Klaus Moeller           Deborah L. Cross            Larry Balaban

         If elected, the nominees are expected to serve until the 2002 Annual Meeting of Shareholders.

INFORMATION WITH RESPECT TO EACH NOMINEE AND EXECUTIVE OFFICERS

         The following table sets forth certain information with respect to each nominee and executive officer of the Company as of March 31, 2001.


NAME                  AGE      POSITION
----                  ---      --------
Klaus Moeller          40      Chairman of the Board, Chief Executive Officer, Director and Director Nominee
Deborah L. Cross       45      Director and Director Nominee
Michael Meader         35      Executive Vice President
Larry Balaban          37      Senior Vice President and Director Nominee
Howard Balaban         40      Senior Vice President

KLAUS MOELLER has served as the Chief Executive Officer and as a director since the Company acquired ITM in October 1997. Prior to the acquisition, Mr. Moeller had been the Chairman of the Board and Chief Executive Officer of ITM since its inception in 1992. Mr. Moeller has a background in marketing, advertising, real estate and auditing.

DEBORAH LAW CROSS has served as a director of the Company since March 14, 2000. Since 1999, Ms. Cross has been the Director of Contract Services at HearPO, a division of Sonus Corp. which owns and operates 99 hearing care centers in the United States and Western Canada. As Director of Contract Services, Ms. Cross designs, negotiates and implements managed care contracts. From 1996 to 1999, Ms. Cross was an area manager for Sonus, during which she managed 21 audiology clinics. From 1983 to 1996, Ms. Cross was the owner and president of Hearing Dynamics, Inc. which owned and operated four audiology clinics. Ms. Cross sold Hearing Dynamics to Sonus in 1996.

MICHAEL MEADER has served as the Company's Executive Vice President since April of 1998. Mr. Meader worked as an outside consultant to the Company for a number of years prior to his joining the Company. His expertise encompasses distribution, category management and service for programs designed for mass-market retailers. From 1994 to 1998, Mr. Meader served as Vice President of Specialty Products at ARAMARK Corporation. While at ARAMARK, he controlled all corporate operations related to ARAMARK's Music Division.

LARRY BALABAN has served as the Company's Senior Vice President of Marketing and Production since January 1999 after having rendered consulting services to the Company for just over six months. Prior to his appointment, Mr. Balaban was president of Mr. B Productions, a non-traditional marketing firm based in New York City, specializing in TV production, target marketing and membership programs. From 1994-1997 Mr. Balaban was President of Virtual Reality Productions, where he specialized in marketing, and coordinated specialized audio productions for licensed products including Star Trek(TM), The Simpsons, and the X-Files.

HOWARD BALABAN has served as the Company's Senior Vice President of Sales since January 1999 after having rendered consulting services to the Company for just over six months. Prior to his appointment, Mr. Balaban was a sales and marketing consultant to various companies. From 1994-1997, Mr. Balaban was Senior Vice President of Business Development for Future Call, Inc., a prepaid telephone card company that he co-founded with William Shatner, and which held the rights to all Star Trek(TM) properties associated with prepaid phone cards. From 1991-1995, he was the chief executive officer of 3B Telecommunications, a company he founded and which acted as a master agent for telecom networks reselling phone time and telecom services. Howard and Larry Balaban are brothers.

During fiscal year 2000, the Board held no meetings as Board resolutions were adopted by unanimous written consents. Directors do not receive cash compensation for their services as directors but they are reimbursed for expenses actually incurred in connection with attending meetings of the Board of Directors. They may also receive options to acquire shares of the Company's common stock. Directors and executive officers are elected annually. The Company does not have an audit, nominating or compensation committee at this time.

AUDIT FEES

         The aggregate fees billed by Cacciamatta Accountancy Corporation for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for that fiscal year were $42,200.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION

         There were no fees billed by Cacciamatta Accountancy Corporation for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000.

ALL OTHER FEES

         No fees were billed by Cacciamatta Accountancy Corporation for services rendered to the Company for the fiscal year ended December 31, 2000, other than for services described above under "Audit Fees".

                 COMPLIANCE WITH SECTION 16(a) OF EXCHANGE ACT

         Form 3 filings for Klaus Moeller, Dorian Lowell and Michael Meader due on January 3, 2000, were filed late on March 17, 2000. Minnesota Communications Group, previously a beneficial owner of more than 10 percent of the Company's issued and outstanding common stock, has not yet filed a Form 3 due on January 3, 2000 or Form 5 for the year 2000. Gerald Edick has not yet filed a Form 3, due on January 3, 2000. No other person, who, at any time during the year ended December 31, 2000, was a director, officer or beneficial owner of more than 10 percent of any class of equity securities of the Company registered pursuant to
Section 12 of the Exchange Act failed to file on a timely basis, as disclosed in Form 3 filings, reports required by Section 16(a) of the Exchange Act during the year ended December 31, 2000, or any prior years ended December 31. The foregoing is based solely upon a review of Form 3 filings furnished to the Company during the year ended December 31, 2000, and certain written representations from officers, directors and shareholders who, to the best of our knowledge, hold 10 percent or more of Company shares.

                             EXECUTIVE COMPENSATION

         The compensation and benefits program of the Company is designed to attract, retain and motivate employees to operate and manage the Company for the best interests of its constituents.

         Executive compensation is designed to provide incentives for those senior members of management who bear responsibility for the Company's goals and achievements. The compensation philosophy is based on a base salary, with opportunity for significant bonuses to reward outstanding performance, and a stock option program.

DIRECTOR COMPENSATION*

         Directors receive no cash compensation for their services to the Company as directors, but are reimbursed for expenses actually incurred in connection with attending meetings of the Board of Directors. On March 14, 2000, Deborah Cross was granted 7,500 options to purchase shares of our common stock at an exercise price of $4.40. The market price of our shares on the date of grant was $3.50. The rights to exercise the options vest in full on July 14, 2000, and the options expire as of March 14, 2010.

* The number of shares and share prices disclosed reflect the reverse stock split which occurred on April 10, 2001.

EXECUTIVE OFFICER COMPENSATION

         The following table sets forth compensation information for services rendered to the Company by certain executive officers in all capacities during each of the prior three fiscal years. Other than as set forth below, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

                                                   SUMMARY COMPENSATION TABLE*
                                                 Annual Compensation             Long Term Compensation
                                               ------------------------- ----------------------------------------
                                                                                  Awards              Payouts
                                                                         -------------------------- -------------
                                                              Other      Restricted   Securities
                                                             Annual        Stock      Underlying        LTIP         All Other
 Name and Position       Year       Salary       Bonus    Compensation     Awards    Options/SARs     Payouts      Compensation
                                       $           $            $            $             #             $               $
--------------------- ----------- ------------ ---------- -------------- ----------- -------------- -------------  ------------
Klaus Moeller            2000         150,000/(1)/     0              0           0        137,500       0             0
CEO                      1999         146,000          0              0           0              0       0             0
                         1998         102,000          0              0           0              0       0             0

Dorian Lowell            2000         150,000          0              0           0         87,500       0             0
President                1999          63,249          0              0           0        187,500       0             0
                         1998               0          0              0           0              0       0             0

Michael Meader           2000         150,000/(1)/     0              0           0        137,500       0             0
Executive VP             1999         146,000          0              0           0              0       0             0
                         1998         102,000          0              0           0              0       0             0

Larry Balaban            2000         110,000          0              0           0        237,500       0             0
Senior VP                1999         107,874          0              0           0         75,000       0             0
                         1998               0          0              0           0         12,500       0             0

Howard Balaban           2000         110,000          0              0           0        237,500       0             0
Senior VP                1999         113,892          0              0           0         75,000       0             0
                         1998               0          0              0           0         12,500       0             0

* The number of shares and share prices disclosed reflect the reverse stock split which occurred on April 10, 2001.

(1) During 2000, in response to the Company's limited cash flow, Mr. Moeller and Mr. Meader each agreed to accept approximately $12,000 of their salaries in the form of shares of common stock based upon the closing price of the common stock as of January 2, 2001, which was $0.80. Pursuant to these agreements, each of Mr. Moeller and Mr. Meader shall be issued 14,583 shares of common stock.

The following table sets forth the options granted, if any, to the persons named in the "Summary Compensation Table" during the Company's fiscal year ended December 31, 2000.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                (INCLUDES OPTIONS REPRICED IN LAST FISCAL YEAR)*
                                INDIVIDUAL GRANTS
--------------------------------------------------------------------------------
                     NUMBER OF      PERCENT OF TOTAL
                     SECURITIES       OPTIONS/SARS
                     UNDERLYING        GRANTED TO      EXERCISE OR
                    OPTIONS/SARS      EMPLOYEES IN      BASE PRICE    EXPIRATION
        NAME        GRANTED (#)      FISCAL YEAR(%)       ($/SH)         DATE
--------------------------------------------------------------------------------
Klaus Moeller         87,500(1)         10%               0.80      05/25/10
                      50,000             5%               0.80      11/18/10
Dorian Lowell         87,500(1)         10%               0.80      05/25/10
Michael Meader        87,500(1)         10%               0.80      05/25/10
                      50,000             5%               0.80      11/18/10
Larry Balaban         87,500(1)         10%               0.80      05/25/10
                     150,000            16%               0.80      11/18/10
Howard Balaban        87,500(1)         10%               0.80      05/25/10
                     150,000            16%               0.80      11/18/10

* The number of shares and share prices disclosed reflect the reverse stock split which occurred on April 10, 2001.

(1)     Repriced on November 30, 2000, from an original exercise price of $2.16.

         The following table sets forth information concerning the exercise of stock options by each person named in the "Summary Compensation Table" during the Company's fiscal year ended December 31, 2000, and the value of all exercisable and unexercisable options at December 31, 2000.


             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES*
                       SHARES                    NUMBER OF SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                     ACQUIRED ON      VALUE       UNEXERCISED OPTIONS AT FY-END          IN-THE-MONEY OPTIONS
NAME                  EXERCISE       REALIZED                  (#)                         AT FY-END ($)(1)
                    -------------- ------------- --------------------------------- ---------------------------------
                         ($)           ($)        Exercisable     Unexercisable     Exercisable     Unexercisable
------------------- -------------- ------------- -------------- ------------------ -------------- ------------------
Klaus Moeller            338          994             324,375              0            0              0
Dorian Lowell            338          994             275,800              0            0              0
Michael Meader           338          994             324,375              0            0              0
Larry Balaban            338          994             324,375              0            0              0
Howard Balaban           338          994             324,375              0            0              0


* The number of shares and share prices disclosed reflect the reverse stock split which occurred on April 10, 2001.

(1) Based on the closing price for the Company's common stock at the close of market on December 31, 2000. On December 31, 1999, the price of the Company's common stock was $0.80. The lowest exercise price of any outstanding option was $0.80.

         On February 28, 2000, by a unanimous consent of the board of directors and the committee appointed by the board to manage the Company's non-qualified stock option plan, the board resolved to:

1. reprice 12,500 options previously granted to Larry Balaban on December 1, 1998, from an original exercise price of $10.00 to $5.00;
2. reprice 75,000 options previously granted to Larry Balaban on January 6, 1999, from an original exercise price of $10.00 to $5.00;
3. reprice 12,500 options previously granted to Howard Balaban on December 1, 1998, from an original exercise price of $10.00 to $5.00;
4. reprice 75,000 options previously granted to Howard Balaban on January 6, 1999, from an original exercise price of $10.00 to $5.00;
5. reprice 37,500 options previously granted to Dorian Lowell on August 24, 1999, from an original exercise price of $10.52 to $5.00, and bring forward the date on which the rights to exercise such options became fully vested from March 1, 2000, to January 31, 2000;
6. reprice 37,500 options previously granted to Dorian Lowell on August 24, 1999, from an original exercise price of $10.52 to $5.00, and bring forward the date on which the rights to exercise such options became fully vested from July 1, 2000, to January 31, 2000; and
7. reprice 112,500 options previously granted to Dorian Lowell on September 30, 1999, from an original exercise price of $9.00 to $5.00.

         On October 16, 2000, by a unanimous consent of the board of directors and the committee appointed by the board to manage the Company's non-qualified stock option plan, the board resolved to:

1. reprice 187,500 options granted to Klaus Moeller in previous years from a price of $5.00 to $2.75;
2. reprice 187,500 options granted to Michael Meader in previous years from a price of $5.00 to $2.75;
3. reprice 187,500 options granted to Dorian Lowell in previous years from a price of $5.00 to $2.75;
4. reprice 87,500 options granted to Larry Balaban in previous years from a price of $5.00 to $2.75; and
5. reprice 87,500 options granted to Howard Balaban in previous years from a price of $5.00 to $2.75.

         On November 30, 2000, by a unanimous consent of the board of directors and the committee appointed by the board to manage the Company's non-qualified stock option plan, the board resolved to:

1. reprice 187,500 options granted to Klaus Moeller in previous years from a price of $2.75 to $0.80;
2. reprice 187,500 options granted to Michael Meader in previous years from a price of $2.75 to $0.80;
3. reprice 187,500 options granted to Dorian Lowell in previous years from a price of $2.75 to $0.80;
4. reprice 87,500 options granted to Larry Balaban in previous years from a price of $2.75 to $0.80; and
5. reprice 87,500 options granted to Howard Balaban in previous years from a price of $2.75 to $0.80.

         The closing price of the Company's common stock on April 5, 2001, as quoted on the OTC Bulletin Board, was $0.6248 (adjusted for the reverse stock split of April 10, 2001). Since the original dates on which the above-described options were granted, the price of our shares has significantly declined. We believe that we will only retain executives of caliber and experience if they are offered competitive compensation packages. Because we cannot afford to pay high cash salaries, the granting of options is a critical component of the overall compensation paid to our officers. We believe it is uncompetitive and a disincentive to set the exercise price of options at unreasonable premiums over the market price of the shares on the date of grant. Similarly, a decline in the price of the shares over a period when our executives have made significant contributions which is not offset by a reduction in the exercise price, is, we believe, unfair to those executives. A decline in our share price results in an effective increase in the premium of the exercise price over the market price which penalizes the executives, and is potentially harmful to the Company if the executive then takes the view that his or her overall compensation package is becoming uncompetitive. We will continue to review the exercise prices and vesting dates of options granted to our employees and may reprice and/or change vesting dates as we deem appropriate based on the prevailing price of our shares and our business operations and prospects.

                             PRINCIPAL SHAREHOLDERS

         The following table* sets forth certain information known to the Company with respect to the beneficial ownership of common stock as of April 6, 2001 by (i) each person who is known by the Company to own beneficially more than 5% of common stock, (ii) each of the Company's directors and executive officers, and (iii) all officers and directors of the Company as a group. Except as otherwise listed below, the address of each person is c/o Genius Products, Inc. 11250 El Camino Real, #100, San Diego, California 92130.


  NAME AND ADDRESS OF OWNER                         SHARES BENEFICIALLY OWNED(1)
  -------------------------                         ----------------------------
                                                     Number       Percent
                                                     ------       -------
Klaus Moeller, Director                               369,375     6.01%(2)(3)(4)
Deborah L. Cross, Director                                  0        0%
Dorian Lowell, President                              275,800     4.49%
Michael Meader, Executive Vice President              411,875     6.70%(5)
Larry Balaban, Senior Vice President                  326,313     5.31%
Howard Balaban, Senior Vice President                 326,250     5.31%

All officers and directors as a group (6 persons)   1,709,613    27.82%

--------------------
* The number of shares and share prices reflect the reverse stock split which occurred on April 10, 2001.

(1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock issuable pursuant to options or warrants exercisable or convertible currently, or within 60 days of April 9, 2001, are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. Except as noted or pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned.

(2) Includes 90,000 shares held by Shelly Moeller (as her sole property), who is the wife of Klaus Moeller. Mr. Moeller disclaims all beneficial ownership of such shares, including all voting, transfer and investment powers relating thereto.

(3) Includes 37,500 shares held by Dorian Lowell as custodian for Tia Moeller, who is the daughter of Klaus Moeller. Mr. Moeller disclaims all beneficial ownership of such shares, including all voting, transfer and investment powers relating thereto.

(4) Includes 37,500 shares held by Dorian Lowell as custodian for Hayden Moeller, who is the son of Klaus Moeller. Mr. Moeller disclaims all beneficial ownership of such shares, including all voting, transfer and investment powers relating thereto.

(5) Includes 25,000 shares held by Suzanne Meader, who is the wife of Michael Meader.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The number of shares and share prices disclosed below reflect the reverse stock split which occurred on April 10, 2001.

         In September 1999, Gerald Edick, a co-founder of ITM, left the Company and resigned as President and as a member of the Company's Board of Directors. In consideration of his services, the Company entered into a severance letter agreement on October 26, 1999 with Mr. Edick under which the Company agreed to pay him a severance of $200,000 in equal installments over one year, and continue his medical benefits until September 30, 2000, unless he independently secured medical benefits before that date. The Company also agreed to allow Mr. Edick to retain all of his options to purchase 187,500 shares of common stock which were granted to him on December 7, 1997, and which fully vested on January 1, 1999.

         On March 1, 2000, the Company entered into a Consulting Agreement with Gerald Edick to revise the terms of the severance letter of October 26, 1999. Pursuant to the Consulting Agreement, Mr. Edick irrevocably revoked his rights to the cash bonus and other benefits under the severance letter. Mr. Edick did, however, retain his options to purchase 187,500 shares of common stock as set forth in the severance letter. Under the Consulting Agreement, Mr. Edick was paid $14,500 per month from March 1 through September 30, 2000, in consideration for investor relations and fundraising services performed by Mr. Edick.

         On December 31, 2000, Dorian Lowell left the Company and resigned as President. Mr. Lowell retained his options to purchase 275,800 shares of common stock.

         The Company currently has employment and change of control agreements in effect with its senior executives. The Company is presently negotiating extensions of these Agreements.

                                   PROPOSAL 2
                       AUTHORIZATION OF ADDITIONAL SHARES

         The Company's Articles of Incorporation currently authorize 6,250,000 shares of Class A Common Stock (post-reverse stock split). An increase in our authorized shares to 25,000,000 Common Stock shares needs to be approved by the Company's shareholders to enable the Board of Directors to obtain access to additional equity financing necessary to fund general working capital requirements and the expansion of business operations. We have no current plans to use this increase in stock for purposes of merger and/or acquisition.

         If the proposed amendment is approved, the additional authorized, but unissued shares of Common Stock will be identical in all respects to presently authorized shares of Common Stock. The Board of Directors believes that an increase in the number of authorized shares of Common Stock is desirable in order to provide the Company with shares which will be available for issuance from time to time, without further action or authorization by the shareholders, as needed for such proper corporate purposes as may be determined by the Board of Directors. Such corporate purposes might include, among other things, the raising of capital funds through private or public offerings, the acquisition by the Company of other companies, declaration of stock splits or stock dividends, the issuance of stock under options granted or to be granted under various stock incentive plans or other benefit plans for the Company's employees and non-employee directors and the issuance of stock under warrants granted or to be granted in the future.

         It should be noted that the issuance of additional shares of Common Stock could have a detrimental effect upon existing holders of the Company's Common Stock since such issuance may, among other things, have a dilutive effect on the earnings per share of Common Stock and the voting rights of holders of the Common Stock. Although authorization of additional shares of Common Stock is recommended by the Board of Directors for the reasons stated herein, and not because of any possible anti-takeover effect, such additional authorization of shares of Common Stock could be used by incumbent management to make more difficult, and thereby discourage, an attempt to acquire control of the Company, even though shareholders of the Company may deem such an acquisition desirable. For example, the shares could be privately placed with purchasers who might support the Board of Directors in opposing a hostile takeover bid. The issuance of new shares could also be used to dilute the stock ownership and voting power of a third party seeking to remove the Directors, replace incumbent Directors, accomplish certain business combinations or alter, amend, or repeal portions of the Articles of Incorporation.

         Under Nevada law, an amendment of Articles of Incorporation to effectuate a change in the number of shares of the authorized capital stock of a corporation requires the approval of a majority of the outstanding stock entitled to vote thereon. The approval of the increase in authorized shares by the holders of a majority of Common Stock is currently sought.

         The Board of Directors has unanimously approved and recommends that the shareholders approve the increase to 25,000,000 authorized shares of Common Stock.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2.

                                   PROPOSAL 3
                          RATIFICATION OF THE COMPANY'S
                             1997 STOCK OPTION PLAN

         On December 9, 1997, the Board of Directors authorized the adoption of the 1997 Stock Option Plan. This plan was amended on June __, 2001. The proposal to ratify the 1997 Stock Option Plan, as amended, is recommended by the Board of Directors because it considers it to be in the best interests of the Company and its shareholders. The Stock Option Plan was designed to serve as an incentive to directors, officers, and key employees and contractors to focus their services on achieving superior earnings performance and increasing the value of the shareholders' proprietary interest in the Company. A maximum of 1,250,000 (post-reverse stock split) aggregate shares are reserved for issuance under the 1997 Stock Option Plan. The 1997 Stock Option Plan vests broad discretionary power in the Plan Committee, including the power to (i) select eligible optionees to be granted stock options, (ii) set the option exercise price (subject to certain restrictions), (iii) establish the duration of each option (not to exceed ten years), (iv) specify the method of exercise, and (v) designate the medium and time of payment. The 1997 Stock Option Plan terminates on December 8, 2007, unless sooner terminated by the Board. No options may be granted after termination of the 1997 Stock Option Plan, although Options outstanding at the time of termination will continue to be exercisable in accordance with their terms. The issuance of shares of Common Stock upon the exercise of options granted under the 1997 Stock Option Plan will dilute the voting power of current shareholders. The extent of dilution will depend on the number of options exercised and difference between the option exercise price and the market price for the Common Stock at the time of exercise.

         The foregoing summary of the 1997 Stock Option Plan is qualified in its entirety by the terms of the plan, which is available for review at the principal office of the Company. The Board of Directors believes that any effect the 1997 Stock Option Plan will have in diluting the voting power of current shareholders will be exceeded by the effect of the plan to attract and retain the services of experienced and knowledgeable directors, officers, employees and other eligible service-providers who will contribute to the profitability and value of the current shareholders' holdings in the Company

         The Board of Directors has unanimously approved and recommends that the shareholders authorize and ratify the 1997 Stock Option Plan.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3.

                                   PROPOSAL 4
                          RATIFICATION OF THE COMPANY'S
                             2000 STOCK OPTION PLAN

         On May 25, 2000, the Board of Directors authorized the adoption of the 2000 Stock Option Plan. This plan was amended on June __, 2001. The proposal to ratify the 2001 Stock Option Plan is recommended by the Board of Directors because it considers it to be in the best interests of the Company and its shareholders. The Stock Option Plan was designed to serve as an incentive to directors, officers, and key employees and contractors to focus their services on achieving superior earnings performance and increasing the value of the shareholders' proprietary interest in the Company. A maximum of 1,250,000 (post-reverse stock split) aggregate shares are reserved for issuance under the 2000 Stock Option Plan. The 2000 Stock Option Plan vests broad discretionary power in the Plan Administrator, including the power to (i) select eligible optionees to be granted stock options, (ii) set the option exercise price (subject to certain restrictions), (iii) establish the duration of each option (not to exceed ten years), (iv) specify the method of exercise, and (v) designate the medium and time of payment. The 2001 Stock Option Plan terminates on June 1, 2005, unless sooner terminated by the Board. No options may be granted after termination of the 2000 Stock Option Plan, although Options outstanding at the time of termination will continue to be exercisable in accordance with their terms. The issuance of shares of Common Stock upon the exercise of options granted under the 2000 Stock Option Plan will dilute the voting power of current shareholders. The extent of dilution will depend on the number of options exercised and difference between the option exercise price and the market price for the Common Stock at the time of exercise.

The foregoing summary of the 2000 Stock Option Plan is qualified in its entirety by the terms of the plan, which is available for review at the principal office of the Company. The Board of Directors believes that any effect the 2000 Stock Option Plan will have in diluting the voting power of current shareholders will be exceeded by the effect of the plan to attract and retain the services of experienced and knowledgeable directors, officers, employees and other eligible service-providers who will contribute to the profitability and value of the current shareholders' holdings in the Company. The Company cannot currently determine the number of options which will be issued under the 2000 Stock Option Plan or to whom options will be issued.

         The Board of Directors has unanimously approved and recommends that the shareholders authorize and ratify the 2000 Stock Option Plan.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 4.

                                   PROPOSAL 5
                      RATIFICATION OF SELECTION OF AUDITORS

The Board of Directors has authorized the firm of Cacciamatta Accountancy Corporation, independent certified public accountants, to serve as independent auditors for the fiscal year ended December 31, 2001. A representative of Cacciamatta Accountancy Corporation is expected to be present at the Annual Meeting with the opportunity to make a statement and to be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 5.

         The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matter shall properly come before the Annual Meeting, the proxy holders named in the proxy accompanying this statement will have discretionary authority to vote all proxies in accordance with their best judgment.

                SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

Any shareholder who wishes to present a proposal for consideration at the annual meeting of shareholders to be held in 2002 must submit such proposal in accordance with the rules promulgated by the Securities and Exchange Commission. In order for a proposal to be included in the Company's proxy materials relating to the 2002 Annual Meeting of Shareholders, the shareholder must submit such proposal in writing to the Company so that it is received no later than March 28, 2002. Any shareholder proposal submitted with respect to the Company's 2002 Annual Meeting of Shareholders which proposal is received by the Company after June 11, 2002 will be considered untimely for purposes of Rule 14a-4 and 14a-5 under the Exchange Act and the Company may vote against such proposal using its discretionary voting authority as authorized by proxy.

                          ANNUAL REPORT TO SHAREHOLDERS

The Company's Annual Report for the fiscal year ended December 31, 2000, is being mailed to shareholders along with this Proxy Statement. The Annual Report is not to be considered part of the soliciting material.

                                     By Order of the Board of Directors

                                     /s/ Klaus Moeller
                                     ----------------------------------------
San Diego, California                Klaus Moeller, Chairman of the Board and
June 25, 2001                        Chief Executive Officer

                          PROXY - GENIUS PRODUCTS, INC.
                 ANNUAL MEETING OF SHAREHOLDERS - JULY 27, 2001

The undersigned shareholder(s) of Genius Products, Inc. (the "Company") hereby appoints Klaus Moeller and Michael Meader, or each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all the shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 11250 El Camino Real, Suite 100, San Diego, California, on July 27, 2001, at 8:00 a.m. local time, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

1. ELECTION OF DIRECTORS. To elect the following three (3) persons to the Board of Directors of the Company to serve until the 2002 Annual Meeting of Shareholders and until their successors are elected and have qualified:

     KLAUS MOELLER            DEBORAH L. CROSS         LARRY BALABAN

[ ] FOR ALL NOMINEES LISTED ABOVE            [ ] WITHHOLD AUTHORITY TO VOTE FOR
    (EXCEPT AS MARKED TO THE CONTRARY)           ALL NOMINEES LISTED ABOVE.

A SHAREHOLDER MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEES BY DRAWING A LINE THROUGH OR OTHERWISE STRIKING OUT THE NAME OF SUCH NOMINEE.

IF NO SPECIFICATION IS MADE, THE VOTES REPRESENTED BY THIS PROXY WILL BE CAST FOR THE ELECTION OF THE NOMINEES LISTED ABOVE. THIS PROXY VESTS DISCRETIONARY AUTHORITY TO CUMULATE VOTES FOR DIRECTORS.

2. AUTHORIZATION OF INCREASE IN AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY TO 25,000,000.

         [ ]  FOR                [ ]  AGAINST               [ ]  ABSTAIN

UNLESS OTHERWISE SPECIFIED, THE VOTES REPRESENTED BY THIS PROXY WILL BE CAST FOR APPROVAL OF THE ABOVE PROPOSAL.

3.   RATIFICATION OF THE COMPANY'S 1997 STOCK OPTION PLAN.

         [ ]  FOR                [ ]  AGAINST               [ ]  ABSTAIN

UNLESS OTHERWISE SPECIFIED, THE VOTES REPRESENTED BY THIS PROXY WILL BE CASE FOR RATIFICATION AND APPROVAL OF THE ABOVE PROPOSAL.

4.   RATIFICATION OF THE COMPANY'S 2000 STOCK OPTION PLAN.

         [ ]  FOR                [ ]  AGAINST               [ ]  ABSTAIN

UNLESS OTHERWISE SPECIFIED, THE VOTES REPRESENTED BY THIS PROXY WILL BE CAST FOR RATIFICATION AND APPROVAL OF THE ABOVE PROPOSAL.

5. RATIFICATION OF THE SELECTION OF CACCIAMATTA ACCOUNTANCY CORPORATION TO SERVE AS AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

         [ ]  FOR                [ ]  AGAINST               [ ]  ABSTAIN

UNLESS OTHERWISE SPECIFIED, THE VOTES REPRESENTED BY THIS PROXY WILL BE CAST FOR RATIFICATION AND APPROVAL OF THE ABOVE PROPOSAL.

6. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. Shareholders who are present at the meeting may withdraw their proxy and vote in person if they so desire. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Please sign exactly as your name appears on your stock certificates. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                    Dated: ______________________________, 2001

                                    -------------------------------------------
                                    Signature

                                    -------------------------------------------
                                    Signature, if held jointly

                                    -------------------------------------------
                                    Printed Name(s)
                                    I (We) [ ] will [ ] will not attend the
                                    Annual Meeting in person.

NO POSTAGE IS REQUIRED IF THIS PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.